UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 22, 2013

QUALITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

CALIFORNIA	001-12537	95-2888568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18111 Von Karman, Suite 700

Irvine, California 92612

(Address of Principal Executive Offices)

(949) 255-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 23, 2013, Quality Systems, Inc. (the “Company”) issued a press release announcing its financial performance for the period ended March 31, 2013. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

The information in this Item 2.02 of this Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2013 the Board of Directors (the “Board”) of the Company appointed Mr. Michael Aghajanian to fill a vacancy on the Board. Mr. Aghajanian has also been appointed to serve on the Board’s Transaction Committee.

As a non-employee director, Mr. Aghajanian will participate in the Company’s 2013 Director Compensation Program and will enter into a restricted stock agreement with the Company, which will be substantially consistent with the Company’s form of Amended and Restated Restricted Stock Agreement. Mr. Aghajanian will receive a pro-ration of the annual director compensation based on the number of months he will serve until the Company’s 2013 Annual Shareholders’ Meeting. If Mr. Aghajanian is re-elected by the Company’s shareholders at the 2013 Annual Shareholders’ Meeting, he will participate in the Company’s 2014 Director Compensation Program. The Company will enter into an indemnification agreement with Mr. Aghajanian, which will be substantially consistent with the Company’s form of Indemnification Agreement. The 2013 Director Compensation Program is filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 30, 2012, and is incorporated herein by reference. The form of Amended and Restated Restricted Stock Agreement is filed with the SEC as Exhibit 10.2 to the Company’s Current Report on Form 8-K/A filed on February 9, 2010, and is incorporated herein by reference. The form of Indemnification Agreement is filed with the SEC as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 28, 2013, and is incorporated herein by reference.

Item 8.01	Other Events.

Quarterly Dividend

On May 22, 2013, the Board declared a quarterly cash dividend of $0.175 per share on the Company’s outstanding shares of common stock, payable to shareholders of record as of April 14, 2013 with an anticipated distribution date on or about July 5, 2013. The $0.175 dividend is pursuant to the Company’s current policy to pay a regular dividend on the Company’s outstanding shares of common stock each fiscal quarter subject to Board review and approval.

Annual Meeting

On May 22, 2013, the Board set August 15, 2013 as the date of the Company’s 2013 Annual Shareholders’ Meeting (the “Annual Meeting”). The Annual Meeting will be held at The Irvine Marriott, 18000 Von Karman Avenue, Irvine, California 92612. Shareholders of record as of June 17, 2013 are eligible to vote and attend the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated May 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2013

QUALITY SYSTEMS, INC.

By:	/s/ Paul Holt
Paul Holt
Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description

99.1	Press Release dated May 23, 2013